Exhibit 32.1

                           SECTION 1350 CERTIFICATION

I, David B. Lee, of Omega Financial Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2004 ("the Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ David B. Lee
         ----------------
         Chief Executive Officer                   Date: 03/15/2005

                           SECTION 1350 CERTIFICATION

I, Daniel L. Warfel, of Omega Financial Corporation, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2004 ("the Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ Daniel L. Warfel
         --------------------
         Chief Financial Officer                   Date:  03/15/2005


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